UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2007

SYMMETRY MEDICAL INC.

(Exact name of Registrant as specified in its charter)

Delaware	333-116038	35-1996126
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3724 N State Road 15, Warsaw, Indiana 46582

(Address of Principal executive offices, including Zip Code)

(574) 268-2252

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.              Results of Operations and Financial Condition.

On November 7, 2007 the Company issued a press release containing a preliminary unaudited revenue figure for its third quarter of 2007. A copy of the press release is being furnished as Exhibit 99.1.

Item 8.01.              Other Events.

The Company has relocated its corporate headquarters from 220 West Market Street, Warsaw, Indiana 46580 to 3724 N State Road 15, Warsaw, Indiana 46582, the site of the Company's Design & Development Center.

Item 9.01.              Financial Statements and Exhibits.

Attached hereto are copies of the material agreements the Company entered into in connection with its acquisition of Specialty Surgical Instruments, Ultra Containers of America and related real estate, as previously reported in the Company’s Current Report on Form 8-K as filed on September 5, 2007 and the employment agreement between the Company and John Hynes as reported in the Company’s Current Report on Form 8-K as filed on October 23, 2007.

(d)                                 Exhibits

10.1*                    Purchase Agreement, dated August 29, 2007, between Symmetry Medical USA Inc. and Louis C. Wallace and Charles O. Mann, Jr.

10.2*                    Real Property Sale and Purchase Agreement, dated August 29, 2007 between Symmetry Medical USA Inc. and MFW Investments.

10.3                           Earn-Out Agreement, dated August 29, 2007 between Symmetry Medical USA Inc. and Louis C. Wallace and Charles O. Mann, Jr.

10.4                           Employment Agreement, executed October 17, 2007, by and between Symmetry Medical, Thornton Precision Components Limited and John Hynes.

99.1                           "Symmetry Medical Reports Preliminary Third Quarter Revenue" Press Release issued by Symmetry Medical Inc. dated November 7, 2007.

*    The schedules to this agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K but will be furnished to staff upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Symmetry Medical Inc.

/s/ Fred L. Hite
Date: November 8, 2007	Name:	Fred L. Hite
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1*	Purchase Agreement, dated August 29, 2007, between Symmetry Medical USA Inc. and Louis C. Wallace and Charles O. Mann, Jr.

10.2*	Real Property Sale and Purchase Agreement, dated August 29, 2007 between Symmetry Medical USA Inc. and MFW Investments.

10.3	Earn-Out Agreement, dated August 29, 2007 between Symmetry Medical USA Inc. and Louis C. Wallace and Charles O. Mann, Jr.

10.4	Employment Agreement, executed October 17, 2007, by and between Symmetry Medical, Thornton Precision Components Limited and John Hynes.

99.1	"Symmetry Medical Reports Preliminary Third Quarter Revenue" Press Release issued by Symmetry Medical Inc. dated November 7, 2007.

*    The schedules to this agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K but will be furnished to staff upon request.